Confidential Proprietary Financial Analyst Day Phoenix, Arizona March 10, 2017 Exhibit 99.3

RETHINK ENERGY EFFICIENCY. Financial Analyst Day | Phoenix, Arizona | March 10, 2017

Agenda Analyst Day 2017 Introduction - Parag Agarwal8:00-8:05 Strategic Overview - Keith Jackson8:05-8:35 Q&A Analog Solutions Group - Bob Klosterboer 8:50-9:20 Image Sensor Group - Taner Ozcelik 9:20-9:50 Break Power Solutions Group – Bill Hall10:05-10:35 Q&A Finance - Bernard Gutmann10:50-11:20 Q&A

Safe Harbor Statement and Non-GAAP and Forecast Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among others: our revenues and operating performance; economic conditions and markets (including current financial conditions): risks related to our ability to meet our expectations regarding revenue growth, margin expansion, free cash flow generation, operational efficiency and the realization of synergies from our acquisition of Fairchild; effects of exchange rate fluctuations; the cyclical and seasonal nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our IP rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with acquisitions and dispositions, including our recent acquisition of Fairchild (including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties encountered from integrating and consolidating and timely filing financial information with the SEC for acquired businesses and accurately predicting the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with financing and capital markets activities; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances / financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks related to new legal requirements and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other filings we make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements. This presentation, and the related discussion, also contain certain non-GAAP financial measures, including non-GAAP operating expenses, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for our calculation methodologies and a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Analyst Day 2017

Taner Ozcelik, Senior Vice President IMAGE SENSOR GROUP

INNOVATING VISION BEYOND THE HUMAN EYE Analyst Day 2017 IMAGE SENSOR GROUP

Analyst Day 2017 KEY TAKEAWAYS 1 Leader in fast growing automotive image sensor market, which is expected to grow 24% annually for next 5 years 2 3 4 Optimized portfolio with approximately 80% exposure to automotive and industrial markets Margin expansion through mix improvement, new high margin products for industrial market, supplier diversification, yield improvements and COGS reduction Driving growth through innovation and extending ADAS portfolio to include radar for autonomous driving

Analyst Day 2017 #1 IN MISSION CRITICAL APPLICATIONS ADAS Driver Monitor Surround View AR1 Mirror Replacement AUTOMOTIVE INDUSTRIAL SPACE MEDICAL Inspection systems Security Flat Panel Inspection Machine Vision Traffic cameras Planet Labs Satellites WorldView-4 Satellite Star Trackers Mars Curiosity Rover Juno Orbiter Portable Diagnostics Digital Radiography Disposable Endoscopy Endoscopy X-ray Pill Cam 1: AR – Augmented reality automotive Market and technology leadership Industry’s broadest product and customer portfolio Analyst Day 2017 Image sensor group (ISG) industrial Market leadership: Machine Vision, Scanning, Specialty Industrial, Medical, IP Security Technology leadership : High speed CMOS, EMCCD, TEC Packaging specialty Market focus: AR/VR, Drones, IoT Technology leadership: Global shutter image sensors Annualized 20161 Revenue $685m Gross Margin 33% 1: Annualized 2016 results based on 4Q16 actual results, 2: HDR – High Dynamic Range, 3: ASIL – Automotive Safety Integrity Level, 4: LFM – LED Flicker Mitigation 4Q16 Revenue by Market

Analyst Day 2017 ISG Strategic Intent and Goals 1 EXTEND LEADERSHIP IN MISSION CRITICAL APPLICATIONS FOR AUTOMOTIVE AND INDUSTRIAL MARKETS ADD RADAR CAPABILITIES AND ENABLE SENSOR FUSION FOR ADAS IN AUTOMOTIVE EXPAND MARGINS THROUGH Operational IMPROVEMENTS AND OPEX RATIONALIZATION 2020 TARGET MODEL – REVENUE $850m, NON-GAAP GROSS MARGIN 42% 2 3 4

Analyst Day 2017 Significant growth Opportunities in strategic markets AUTOMOTIVE 45% of revenue 2016-20 Market CAGR of 24% Growth from ADAS, NCAP1 and Automated Driving #1 in ADAS and Viewing Cameras INDUSTRIAL 37% of revenue IoT, security, automation key drivers Broadest portfolio in the market #1 in IP cameras and scanning SPECIALTY 18% of Revenue Select segments with differentiated technology, such as Global Shutter Drones, AR/VR, 360, IOT 1: NCAP – New Car Assessment Program

Analyst Day 2017 AUTOMOTIVE IMAGE SENSORS - Fast Growing Market 2016-20 industry revenue cagr of 24% Front Cameras: Forward Collision Warning Lane Departure Warning Auto High-beam Control Traffic Sign Recognition Pedestrian Detection Adaptive Cruise Control In Cabin Cameras: Passenger Monitoring Drowsy Driver Gesture UI Instrument Control DVR Side Cameras: Mirror Replacement Surround View Top View Blind Spot Detection Backup Camera Source: TSR, IHS, Gartner, ON Semiconductor

Analyst Day 2017 AUTOMOTIVE GROWTH DRIVERS - #1 Market Share and Growing 70% 30% ON Others ADAS Image sensors market share Automotive image Sensors market share ¹: FY2014 revenue includes full year Aptina revenue. Source: TSR, IHS, Gartner and ON Semiconductor

Analyst Day 2017 Leading EV has 9 ON Image Sensors in Latest Model WIDE FORWARD CAMERA IN CABIN DRIVER MONITOR FORWARD LOOKING SIDE CAMERA REARWARD LOOKING SIDE CAMERA REAR VIEW CAMERA MAX DISTANCE 50 M Narrow Forward Camera

Analyst Day 2017 Marquee automotive Customer List

Analyst Day 2017 Continuing to Gain Market Share Source: Techno Systems Research (TSR), “Automotive Camera Market Analysis 2016” , February 2017, http://www.t-s-r.co.jp

THE MOST COMPLETE CAMERA MODULE PORTFOLIO

Segment	Device	ON	SONY	Omnivision
IMAGE SENSOR, IC & STORAGE	Image Sensor	★	★	★
	Image Signal Processor	★	✓	★
	EEPROM	★	-	-
	LIN Transceiver	★	-	-
	Microcontroller	✓	-	-
	In-Vehicle Networking	✓	-	-
POWER	Voltage regulator	★	-	-
	LDO	★	-	-
	LV & HV FET	★	-	-
	Rectifier	★	-	-
SIGNAL & PROTECTION	Std. Logic	★	-	-
	ESD/EMI	★	-	-
	Diodes	★	-	-
	eFuse/Current Prot.	★	-	-
	TVS	★	-	-

★ *Leading Capability* ✓ *Competency* - *Lacking Capability*

SYNERGISTIC PRODUCTS FOR AUTOMOTIVE IMAGING

ON Semiconductor®

17 Analyst Day 2017

Source: ON Semiconductor

Analyst Day 2017 MASTERS OF AUTOMOTIVE ECOSYSTEM ISVs Lens SerDes/IF SoC/FPGA Discrete ISP 1. 2. 3. 4. 5. Sensor Discrete ISP Serializer SoC/ FPGA Deserializer LVDS / Ethernet / AHD Camera Module Electronic Control Unit (ECU) LENS Software / DNN 1 2 3 4 5 3 6 OEM SOC SERDES SOFTWARE ON TIER1 Optics

Analyst Day 2017

Analyst Day 2017 Leading EV has 9 ON Image Sensors in Latest Model WIDE FORWARD CAMERA IN CABIN DRIVER MONITOR FORWARD LOOKING SIDE CAMERA REARWARD LOOKING SIDE CAMERA REAR VIEW CAMERA MAX DISTANCE 50 M Narrow Forward Camera

Analyst Day 2017 9 IMAGE SENSORS 10 RADAR 1 LIDAR 1 FIR Imaging + Radar Fusion Customers Requiring 9 Imagers and 10 Radar Transceivers

Analyst Day 2017 Autonomous Driving Portfolio Expansion Radar & Image Sensor Fusion – SAM growth of ~10x Fusion Pre-Processor (CPU, DSP, IO) VCO Radar Tx (PA, Mod, DAC) Radar Rx (Mixer, BB, PA, ADC) To Central Processor Camera $25 SAM per Car (L2:L4) $200 Energy Efficiency: 1 sensor pre-processor vs. 2 Size & Weight Reduction: 1 cable to central processor Better Sensing: Improved imaging by using radar data Source: BofA Merrill Lynch Global Research Image Sensors & Other Image Sensors & Radar & Other ON Addressable Content

Analyst Day 2017 ISG BEST IN CLASS TECHNOLOGIES Micro Lens Color Filter Best Automotive Pixel Technology LED Processing Own CFA & Micro Lens Manufacturing Image Processing Stacking Global Shutter Highest Dynamic Range LARGEST IMAGE SENSOR AND PROCESSING PATENT PORTFOLIO WITH 2000 + PATENTS Packaging ON-Sensor Safety & Cyber Security

Analyst Day 2017 SUSTAINABLE COMPETITIVE ADVANTAGE IN AUTOMOTIVE 1 STRONG DESIGN PIPELINE Automotive design win pipeline of more than $1B with visibility of at least three years 2 3 4 COMPLETE SOLUTION Sensor, power management, protection, Image signal processing, In-vehicle networking ROBUST TECHNOLOGY LEAD HDR1, functional safety, cyber security, sensor fusion, ISP2, uLens, packaging 5 FASTEST TIME TO MARKET 2x the products per year and largest automotive imaging team in the world SENSOR FUSION Complementing leadership in image sensors with investment in automotive radar Automotive image Sensors market share Source: TSR, IHS, Gartner and ON Semiconductor; 1: HDR – High Dynamic Range, 2: ISP – Image Signal Processor

Analyst Day 2017 Industrial Growth DRIVERS PYTHON CMOS Image Sensor Family Large Format Interline CCD Source: MarketandMarkets Made in China 2025 Barcode Scanning Warehouse Automation Robotics Biometrics Traffic Cameras License Plate Recognition PCB Inspection

Analyst Day 2017 Award Winning Digital Cinematography 2016 Academy Award This camera has brought us to a point where digital is simply better. In my opinion, there are now more advantages than disadvantages to digital cinematography. Roger Deakins, ASC, BSC 13 Academy Award Nominations for Best Cinematography 2011 ASC Lifetime Achievement Award ALEV III Image Sensor ALEXA Digital Cinematography Camera Academy Award Winners for Best Cinematography 2013 2012 2014 2011 2015 For the pioneering design and engineering of the Super 35 format ALEXA digital camera system 2016 Scientific and Technical Award Academy of Motion Picture Arts and Sciences Improvements to Large Format CMOS Imagers for Use in High Definition Broadcast Video Cameras 2013 Technology and Engineering Emmy Award National Academy of Television Arts & Sciences

Eye Glasses Analyst Day 2017 ISG Specialty Imaging for Growth Global Shutter AR/VR, Drones, No motion blur or distortion Low read noise High reliability capture Vacuum Cleaners Drones Cameras: IP, Action, Depth, 360, USB AR / VR / MR IoT Devices 3D Depth Mapping AR/VR, IP Cam, Gaming, IOT Highest depth range High shutter efficiency Low read noise High frame rate

Analyst Day 2017 ISG Margin Improvement Plans Manufacturing Product Development Dual Source Transition to Lower Cost Fab & Process Nodes Yield Improvements (Fab Process and Binning) Test Time Reduction Die Shrink BOM Cost Reductions OPEX Opex leverage and rationalization 900 BPS of gross margin improvement1 1: Gross margin improvement from 4Q16 base

Analyst Day 2017 SUMMARY 1 2 3 Leadership in Automotive 50% market share and growing Technology and product portfolio leadership Robust design pipeline Broadest range of customer and partner relationships Investing in radar for sensor fusion Leadership in Industrial Imaging #1 market share in several industrial segments Growing above market with Industry 4.0 and Made in China 2025 drivers Top to bottom portfolio of products Robust design win pipeline Margin Expansion 42% GM by 2020 driven by mix, yield improvement and cost reduction Strong opex control Leveraging ON’s vast manufacturing scale & logistics networks